BIO SOLUTIONS MANUFACTURING, INC.

STOCK PURCHASE AGREEMENT
(Regulation S)

This Stock Purchase Agreement (“Agreement”) is made as March __, 2009 by and between Bio Solutions Manufacturing, Inc., a Nevada corporation (the “Company”), and Steinhov Resources (the “Purchaser”).

AGREEMENT

It is agreed as follows:

1. PURCHASE AND SALE OF SHARES.

1.1 Purchase and Sale.  In reliance upon the representations and warranties of the Company and Purchaser contained herein and subject to the terms and conditions set forth herein, at the Closing, Purchaser shall purchase, and the Company shall sell and issue to Purchaser, twenty million (20,000,000) shares (the “Shares”) of its common stock, par value $0.00001 per share (the “Common Stock”) at a purchase price of $20,000 (the “Purchase Price”).

2. CLOSING(S).

2.1 Date and Time.  The closing of the sale of Shares contemplated by this Agreement (the “Closing”) shall occur upon satisfaction of the conditions set forth in Section 2.2 and 2.3 below.  The consummation of the transactions contemplated herein for the Closing shall take place at the offices of Indeglia & Carney, P.C., 1900 Main Street, Suite 125, Irvine, California 92614, upon the satisfaction of all conditions to Closing set forth in this Agreement.

2.2 Deliveries by Purchaser.  The Purchaser shall deliver the following at the Closing:

2.2.1 a completed and executed Purchaser Signature Page.

2.2.2 The original, executed promissory note made by the Company in favor of Purchaser in the principal amount of $20,000 (the “Note”), which Note shall be submitted as payment of the Purchase Price and shall be cancelled upon issuance of the Shares to Purchaser.

2.3 Deliveries by Company.  At the Closing, or as soon thereafter as practicable, the Company will deliver the following to Purchaser:

2.3.1 the certificates representing the Shares purchased by Purchaser, with each such Share being in definitive form and registered in the name of the Purchaser, as set forth on the Purchaser Signature Page, against delivery to the Company by the Purchaser of the items set forth in paragraph 2.2 above.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to Purchaser to enter into this Agreement and to purchase the Shares, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

3.1 Organization and Good Standing.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted.

3.2 Capitalization.  The Company is authorized to issue 1,000,000,000 shares of Common Stock of which, as of February 3, 2009, 91,097 shares were issued and outstanding, and 10,000,000 shares of preferred stock, $0.00001 par value, of which 10,000 shares have been designated as Series A Preferred Stock of which 10,000 shares are issued and outstanding.

3.3 Validity of Transactions.  This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, including this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor’s rights generally and by general principles of equity.

3.4 Valid Issuance of Shares.  The Shares that are being issued to Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws, will be free of all other liens and adverse claims.

3.5 No Violation.  The execution, delivery and performance of this Agreement has been duly authorized by the Company’s Board of Directors and will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company.

3.6 SEC Reports and Financial Statements.  The Company has delivered or made available to Purchaser accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission (“SEC”) since January 1, 2007 (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the “SEC Reports”).

3.7 Securities Law Compliance.  Assuming the accuracy of the representations and warranties of Purchaser set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the Shares will constitute an exempted transaction under the Securities Act of 1933. as amended (the “1933 Act”), and registration of the Shares under the 1933 Act is not required.  The Company shall make such filings as may be necessary to comply with the Federal securities laws, which filings will be made in a timely manner.

4. REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER.

Purchaser hereby represents, warrants and covenants with the Company as follows:

4.1 Legal Power.  Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

4.2 Due Execution.  This Agreement has been duly authorized, if Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of such Purchaser.

4.3 Access to Information.  Purchaser represents that such Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Shares.  Purchaser represents that it has received and reviewed copies of the SEC Reports.  Purchaser represents that it has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Shares, all as Purchaser or its qualified representative have found necessary to make an informed investment decision to purchase the Shares.

4.4 No 1933 Act Registration.  The Purchaser has been advised that the Shares have not been registered under the 1933 Act or applicable state securities laws and that the Shares are being offered and sold pursuant to Regulation S under the 1933 Act and that the Company’s reliance upon Regulation S is predicated in part on the Purchaser’s representations as contained herein.

4.5 Investment Intent.  The Purchaser is acquiring the Shares for Purchaser’s own account, not as a nominee or agent, for investment and not with a view to or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act, except pursuant to an effective registration statement under the 1933 Act.

4.6 Non U.S. Person.  The Purchaser is not a U.S. Person (as defined in Regulation S) and is not an affiliate of the Company (as defined in Regulation S).  At the time of the origination of contact concerning this Agreement, and at the date of execution and delivery of this Agreement, the Purchaser was outside the United States, its territories and possessions.

4.7 Resale Restrictions.  The Purchaser will not offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Purchaser or any affiliate of the Purchaser or any person in privity with the Purchaser or any affiliate of the Purchaser), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, or publicly announce an intention to effect any such transaction, with respect to the Shares for a period ending three years after the date of this Agreement

4.8 Directed Selling Efforts.  Neither the Purchaser, its affiliates or any person acting on behalf of the Purchaser or any such affiliates has engaged, or will engage, in any Directed Selling Efforts (as defined in Regulation S under 1933 Act with respect to the Shares or any distribution, as that term is used in the definition of Distributor in Regulation S under the 1933 Act, with respect to the Shares.

4.9 No Solicitation.  Neither the Company nor any person acting on its behalf made to the Purchaser or any person acting on its behalf in the United States any statement conveying a purpose or intent to sell the Shares to the Purchaser.  The person executing this agreement on behalf of the Purchaser was outside the United States, its territories, and possessions at the time of such execution.

4.10 No Market Conditioning.  Neither the Purchaser, any affiliate of the Purchaser, nor any person acting on their behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.

4.11 No Scheme.  The transactions contemplated by this Agreement:

(a)           have not been pre-arranged with a purchaser located in the United States, its territories or possessions, or who is a U.S. Person; and

(b)           are not part of a plan or scheme to evade the registration provisions of the 1933 Act.

4.12 No Nominee.  The Purchaser is purchasing the Shares for its own account for the purpose of investment and not (A) with a view to, or for sale in connection with, any distribution thereof, or (B) for the account or on behalf of any U.S. Person.

4.13 No Groups.  The Purchaser is not an entity or group that has been formed principally for the purpose of investing in securities not registered under the 1933 Act.

4.14 Legend.  The Purchaser understands that the Shares have not been registered under the 1933 Act and may not be transferred or resold except pursuant to an effective registration statement or exemption from registration and each certificate representing the Shares will be endorsed with the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND SUCH SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION AS CONFIRMED IN AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, AND IN EACH CASE IN ACCORDANCE WITH ANY OTHER APPLICABLE LAW.

THE SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH UNDER SECTION 4.7 OF THAT CERTAIN STOCK PURCHASE AGREEMENT DATED MARCH __, 2009 BETWEEN BIO SOLUTIONS MANUFACTURING, INC. AND STEINHOV RESOURCES.

4.15 Stop Transfer.  Purchaser agrees that the Company shall refuse to register any transfer of the Shares not made in accordance with Regulation S, pursuant to registration under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act, and that the Company may place a stop transfer order with its registrar and stock transfer agent (if any) covering all certificates representing the Shares.

4.16 Economic Risk.  Purchaser can bear the economic risk of an investment in the Shares, including the total loss of such investment.

4.17 Suitability.  Purchaser believes, in light of the information provided in this Agreement, the purchase of the Shares pursuant to the terms of this agreement is an appropriate and suitable investment for the Purchaser.

4.18 Investment Knowledge and Experience.  Purchaser is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of purchasing the securities offered herein by the Company.

4.19 Indemnification.  Purchaser under takes and agrees to indemnify and hold harmless the Company and its directors, officers, servants, employees and agents from and against all claims, liabilities, losses, damages, costs and expenses of every kind and nature arising directly or indirectly from inaccuracy of any of the Purchaser’s representations and warranties contained in this Agreement or from the failure of Purchaser to take any action required of the Purchaser pursuant to this Agreement.

4.20 Information.  Purchaser has had the opportunity to ask questions and request information from the Company and to receive such information and answers from the Company, or officer, agent and or representative of the Company, concerning the terms and conditions of the investment and the general and overall business affairs of the Company.  Purchaser has further obtained all such additional information necessary to verify such received information.  Purchaser has received such additional information concerning the Company that the Purchaser considers necessary or advisable in order to form a decision concerning an investment in the Company.

4.21 Non-Contravention.  The purchase of the Shares by the Purchaser does not contravene any of the applicable securities legislation in the jurisdiction in which Purchaser resides and does not trigger:  (i) any obligation to prepare and file a prospectus or similar document or any other report with respect to the purchase, or (ii) any registration requirement or other securities compliance obligation on the part of the Company.

5. MISCELLANEOUS.

5.1 Indemnification.  Each Purchaser agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination of any of the Shares by such Purchaser in violation of the 1933 Act or applicable state securities law.

5.2 Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Nevada.

5.3 Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

5.4 Entire Agreement.  This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

5.5 Severability.  In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.6 Amendment and Waiver.  Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such Purchaser.  Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

5.7 Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:	Bio Solutions Manufacturing, Inc. 4440 Arville Street, Suite 6 Las Vegas, NV 89103

If to the Purchaser:	At the address set forth on the Purchaser’s Signature Page

5.8 Faxes and Counterparts.  This Agreement may be executed in one or more counterparts.  Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same.  Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

5.9 Titles and Subtitles.  The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

PURCHASER

(By Counterpart Form - SP Pages)

COMPANY

BIO SOLUTIONS MANUFACTURING, INC.

By:
David S. Bennett,
President

PURCHASER SIGNATURE PAGE

The undersigned Purchaser has read the Stock Purchase Agreement dated as of March __, 2009 and acknowledges that execution of this Purchaser Signature Page shall constitute the undersigned’s execution of such agreement.

I hereby subscribe for an aggregate of 20,000,000 Shares at a Purchase Price of $20,000 and hereby deliver good funds with respect to this subscription for the Shares.

I am a resident of the country of __________________.

Please print above the exact name(s) in which the Shares are to be held

My address is:

Schedule 6.3

Executed this _____ day of March, 2009 at ____________________, ________________.

SIGNATURES

INDIVIDUAL

Name

Signature (Individual)	Street address

Address to Which Correspondence Should be Directed

Signature (All record holders should sign)	City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number
( )
Telephone Number

Name(s) Typed or Printed (All recorded holders should sign)

Schedule 6.3

CORPORATION, PARTNERSHIP, TRUST ENTITY OR OTHER

Address to Which Correspondence Should be Directed:

Type of Entity (i.e., corporation, partnership, etc.)	Street Address

By:
*Signature	Tax Identification or Social Security Number

State of Formation of Entity	City, State and Zip Code

Name Typed or Printed

Its:	( )
Title	Telephone Number

*If Shares are being subscribed for by an entity, the Certificate of Signatory must also be completed.

Schedule 6.3

CERTIFICATE OF SIGNATORY

To be completed if Shares are being subscribed for by an entity.

I,__________________________________, am the ___________________________ of                                                                                                           (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Stock Purchase Agreement and to purchase and hold the Shares of Common Stock.  The Stock Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this ______ day of March, 2009.

Signature

Schedule 6.3

ACCEPTANCE

AGREED AND ACCEPTED:

BIO SOLUTIONS MANUFACTURING, INC.

By:
David S. Bennett,
President

Date:  March __, 2009

Schedule 6.3